CALMARE
THERAPEUTICS

ANNUAL GENERAL MEETING OF SHAREHOLDERS

Putting the puzzle pieces together …


OTC:CTTC
2016



CALMARE
Making pain-free a reality

Safe Harbor Disclosure

THIS PRESENTATION CONTAINS "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY, OR INDUSTRY RESULTS, TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. WHEN USED IN THIS PRESENTATION, STATEMENTS THAT ARE NOT STATEMENTS OF CURRENT OR HISTORICAL FACT MAY BE DEEMED TO BE FORWARD-LOOKING STATEMENTS. WITHOUT LIMITING THE FOREGOING, THE WORDS "PLAN," "INTEND," "MAY," "WILL," "EXPECT," "BELIEVE," "COULD," "ANTICIPATE," "ESTIMATE," "CONTINUE" AND/OR SIMILAR EXPRESSIONS, OR OTHER VARIATIONS OR COMPARABLE TERMINOLOGY ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE HEREOF. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW.

© 2015 Calmare Therapeutics Incorporated

the BIG QUESTION

What has management been doing the past 13 months?



Putting the puzzle pieces together to make an industry powerhouse



CALMARE THERAPEUTICS

Four pieces of success …

a. Company: CTTC
b. Industry: Medical Devices
c. Brand: Calmare
d. Plan: Devices, Patient Treatment



© 2016 Calmare Therapeutics Incorporated

CALMARE THERAPEUTICS

Company


OTC:CTTC

© 2015 Calmare Therapeutics Incorporated

We **HAD** parts of a former company:

- IP portfolio with dying business model
- A decimated stock price of $ .05
- Problems with our government contract
- Comprehensive litigations
- No viable business plan



Buffalo
Detroit
Fairfield, CT
Boston
Cleveland
New York
Pittsburgh
Columbus
Philadelphia
Baltimore

© 2015 Calmare Therapeutics Incorporated

CALMARE
Making pain-free a reality



We **MADE**:

- A **medical device company** whose medical products and modalities treats chronic pain without need of drugs
- A **$15 million Blanket Purchase Agreement** that relates into $250,000 per month for 60 months starting in the first quarter of 2017
- A **team of professionals** that have medical, financial and reengineering experience

© 2015 Calmare Therapeutics Incorporated

CALMARE THERAPEUTICS

Industry: Medical Devices



© 2015 Calmare Therapeutics Incorporated

$ 5.1 billion

Global neurostimulation devices market

~ CAGR of 12.7% between 2014 and 2020 ~

But why chronic pain?

© 2015 Calmare Therapeutics Incorporated

116 million

U.S. adults in chronic pain daily

~ *American Academy of Pain Medicine, 2015* ~

Today's solution is a problem



© 2016 Calmare Therapeutics Incorporated

CALMARE THERAPEUTICS

Number of Deaths from Prescription Opioid Pain Relievers


USA
Total
Female
Male
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

Source: National Center for Health Statistics, CDC Wonder

© 2016 Calmare Therapeutics Incorporated

“

45 people die every day from opioid prescription painkillers – more deaths than heroin and cocaine overdose combined

~ *National Survey on Drug Use and Health.* 2015 ~


… there is
another solution

CALMARE THERAPEUTICS


CALMARE

The Calmare® Pain Therapy Device

- **U.S. FDA 510(k) clearance**: #K081255
- **CE-marking**: European sales
- **G.S.A. Contractor**:
  - V797P-4300B
  - VA-119-15-Q-0496

© 2016 Calmare Therapeutics Incorporated

CALMARE
Making pain-free a reality

Calmare Pain Mitigation Therapy™

The only non-invasive, non-addictive, non-drug pain therapy that offers prolonged chronic pain relief.

© 2015 Calmare Therapeutics Incorporated

CALMARE THERAPEUTICS



Brand: CALMARE

Making pain-free a reality



© 2015 Calmare Therapeutics Incorporated

The Calmare® Pain Family Products



Calmare® Pain Therapy Device



Calmare Cart


CALMARE
THERAPEUTICS

Calmare Sample Pack

- Wound [...]are [...]ges
- EKG, EEG [...]tion electrodes
- Calmare[...]

© 2016 Calmare Therapeutics Incorporated

CALMARE THERAPEUTICS

The Plan:
Device Sales and Patient Treatments



© 2015 Calmare Therapeutics Incorporated

CALMARE THERAPEUTICS



U.S. Government Sales

Contracts:

1) General Services Administration (V797P-4300B | Calmare Devices) **(4/10)**
2) Unsolicited Bid: **$2.5 million (est.)** Calmare PMT Trial (**IN PROCESS**)
   - ✓ Diagnosis: Lower Back Surgery Syndrome
   - ✓ Endpoint: 10% pain intensity improvement
   - ✓ Devices: 20



3) General Supply Order: **$15 million** (VA-119-15-Q-0496 | CTI2020 electrodes) **(2/16)**
   - ✓ Estimated date of first payment: January 2017



© 2016 Calmare Therapeutics Incorporated

CALMARE THERAPEUTICS



Global Commercial Sales

United States:

- FDA “Clearance”
  - private practices
  - hospitals with specialized medical practices.

Overseas:

- licensed and accredited medical physicians, and hospitals
- Ministry of Health departments that honor the Calmare Pain Therapy Device’s U.S. FDA 510(k) cleared status.

© 2016 Calmare Therapeutics Incorporated

CALMARE THERAPEUTICS

Centers of Excellence



Patient treatment business

- CPMT licensure and training
- Local distribution hub
- Continued education

© 2016 Calmare Therapeutics Incorporated

CALMARE THERAPEUTICS

Management Team



Conrad Mir, ***Director, President & CEO*** – Conrad has over twenty years of investment banking, financial structuring, and corporate reengineering experience. He has served in various executive management roles and on the Board of Directors of several companies in the biotechnology industry. Most recently, Before coming to CTI, Conrad was the CFO of Pressure BioSciences, Inc., (OTCQB: PBIO), a medical sample preparation company. Before that, he was chairman and CEO of Genetic Immunity, Inc., a plasmid, DNA company in the HIV space, and the executive director of Advaxis, Inc., (NASDAQ: ADXS), a vaccine company. Over the last five years, he was responsible for raising over $40 million in growth capital and broadening corporate reach to new investors. Conrad has worked for several investment banks including Sanford C. Bernstein, First Liberty Investment Group, and Nomura Securities International. He hlolds a BS/BA in English and Economics with concentrations in Mathematics and Physics at New York University.



Thomas Richtarich, ***CFO*** – Tom has held roles in corporate financial management for public and privately held companies for over twenty years. Prior to joining CTI, Mr. Richtarich has run his own consulting firm, serving as the chief financial officer for his clients and providing assistance to clients in the areas of financial management, strategic planning, capital fund raising, compensation/benefits, talent management and marketing. Prior to CTI, he served as director of finance, HR, and administration and CFO of ReadMe Systems, Inc., where he helped the company through capital raises and employee recruitment. Before that, he was the director of HR, Administration, and corporate secretary of TranSwitch Corporation, a public company. There, Tom managed strategic restructuring, compliance with SEC requirements, benefits programs, and talent acquisition. Mr. Richtarich received his Bachelor of Arts in Political Science from Fairfield University and his Masters in Business Administration from the University of Connecticut Graduate School of Business.

© 2016 Calmare Therapeutics Incorporated

Medical Team



Dr. Stephen J. D'Amato, MD, FACEP, *Chief Medical Officer* – Dr. D'Amato has been practicing medicine in Rhode Island for 35 years. Over the past six years, he has been the foremost Calmare® Pain Therapy Device practitioner with over 1000 patients treated in his medical practice. Prior to joining Calmare, he was the medical director and staff physician at North Providence Medical Services in North Providence, RI. There, he was a Clinical Assistant Professor of Emergency Medicine at the Boston University School of Medicine, Roger Williams Medical Center Campus in Providence, RI. He has been part of the medical staff of St. Joseph Hospital's Fatima Unit and Medical Director of Mineral Spring Primary Care Associates, both in North Providence, RI. Dr. D'Amato received his medical degree from the University of Padua – Italy in 1976. He is a licensed medical doctor in Rhode Island, Massachusetts and Florida. He attained Fellow status after his first board certification process in Emergency Medicine, and granted "lifelong status" after his third certification as a Fellow of the American College of Emergency Physicians (FACEP).



Dr. Christine Chansky, M.D., J.D., F.C.L.M., *CRO* – Dr. Chansky was Chief Regulatory Counsel, Medical Director and Chief Clinical Officer of BioTest Pharmaceuticals, the U.S. subsidiary of BioTest. A.G., (ETR: BIO). In this capacity, she was responsible for all regulatory and clinical matters including clinical development plans, clinical trial design, trademark applications and product launch campaigns. She also oversaw the global Launch Labeling Teams including development of labeling strategy to comply with US Code, including a review of all print copy developed to support the launch of their new product to treat Primary Immune Deficiency (Bivigam, a plasma derived IV immune globulin treatment). Prior to that, Dr. Chansky was executive director and head of regulatory affairs at Advaxis Incorporated (NASDAQ:ADXS). There, she authored the Phase I CSR and two Phase II protocols for IND submission. Before that, Dr. Chansky was the Director of Global Regulatory Affairs at Aventis Pharmaceuticals (NYSE: SNY). There, she successfully orchestrated the sNDA submission of Lovenox® and the re-dosed Herceptin® Tx, and re-development of Procrit/Eprex, Dr. Chansky holds received her Doctor of Medicine degree from Georgetown University School of Medicine and a Juris Doctor degree from Seton Hall University – Pharmaceutical, Regularity and Health Law Specialist. She is a Board certified, licensed medical doctor in New York and Delaware, and a fellow of the American College of Legal Medicine.

© 2016 Calmare Therapeutics Incorporated

CALMARE THERAPEUTICS

Board of Directors



Peter Brennan, *Chairman* – As Chairman of the Board of Directors of CTI, Peter brings financial and governance leadership to the company. He spent the last 30 years working in the investment management business and is the founder of Damel Investments LLC which invests in small capitalized technology companies. He was the Chairman of the Governance committee of the New York Society of Security Analysts. As well he was a founding member of the Capital Market Policy Council of the CFA Institute. Mr. Brennan received his MBA from the University of Chicago, and his BA from Haverford College.



VADM Robert Conway, Jr., US Navy, Retired, *Director* – A native of Wilkes-Barre, Pa., Vice Adm. (ret) Conway graduated from St. Francis College, Loretto, Pa. in 1972 with a Bachelor of Arts and was commissioned as ensign the same year. He over 20 years experience in Leadership, maritime operations, managing globally distributed organizations, facilities management, risk management, security operations, strategic communications, marketing and execution. His worldwide service includes Joint and Navy positions overseas and in both the Pacific and Atlantic Fleets. He served in various leadership positions aboard USS *Vesole* (DD 878), USS *Towers* (DDG 9), USS *Bainbridge* (CGN 25), and USS *Gridley* (CG 21). The Admiral commanded USS *John Young* (DD 73), and also commanded Destroyer Squadron 7 in San Diego; Naval Surface Group Middle Pacific in Hawaii; and Plank Owner of the Navy's first Expeditionary Strike Group: Expeditionary Strike Group One/*Peleliu* Strike Group. Ashore, Conway served on the Joints Chiefs of Staff, Bureau of Naval Personnel, Operational Test and Evaluation Force Pacific; Officer Candidate School in Newport R.I., and Naval Facility Cape Hatteras in N.C. He commanded Navy Region Pearl Harbor in Hawaii and Task Force Warrior in Norfolk, Va. In his final assignment, Conway served as Commander, Navy Installations Command. Conway received his master's degree from Providence University, Providence, R.I. Also, he is a graduate of the Industrial College of the Armed Forces at the National Defense University, Washington, D.C. Personal decorations include Defense Superior Service Medal, Legion of Merit (five awards), Meritorious Service Medal (four awards), Navy Commendation Medal (two awards), and various service medals and unit awards.



Rustin Howard, *Director* – Rus has over 25 years of experience in technology and hi-growth business development and has served on several boards and advisory councils for business and charitable organizations. He is a principal of Whitesand Investments LLC, an angel investment organization. He founded and served as chairman & CEO of Phyton, Inc., where paclitaxel was developed, the active ingredient of Bristol-Myers Squibb's multi-billion dollar anticancer drug, Taxol®. Rus is the chairman of DeepGulf, Inc., and co-owner and officer of Silver Bullet Technology. Previously, he was president and CEO of BioWorks Inc., a biotechnology company he founded. He is a member of the New York Biotechnology Association and served as the federal liaison for the government affairs committee of the New York Biotechnology Association and Biotechnology Industry Organization (BIO). He serves on several boards and was formerly on the board of the Make-A-Wish Foundation of Northwest Florida. Rus earned his MBA from Cornell University's Johnson Graduate School of Management, where he focused his studies on Entrepreneurship, and managing innovation and technology.



Conrad Mir, *Director, President & CEO* – Conrad has over twenty years of investment banking, financial structuring, and corporate reengineering experience. He has served in various executive management roles and on the Board of Directors of several companies in the biotechnology industry. Most recently, Before coming to CTI, Conrad was the CFO of Pressure BioSciences, Inc., (OTCQB: PBIO), a medical sample preparation company. Before that, he was chairman and CEO of Genetic Immunity, Inc., a plasmid, DNA company in the HIV space, and the executive director of Advaxis, Inc., (OTCQB: ADXS), a vaccine company. Over the last five years, he was responsible for raising over $40 million in growth capital and broadening corporate reach to new investors. Conrad has worked for several investment banks including Sanford C. Bernstein, First Liberty Investment Group, and Nomura Securities International. He holds a BS/BA in English and Economics with concentrations in Mathematics and Physics at New York University.

© 2016 Calmare Therapeutics Incorporated

CALMARE THERAPEUTICS

Board of Directors



Carl O'Connell, ***Director*** – Carl has been a director of our Company since January 2013, having served as President and Chief Executive Officer from November 2012 until September 2013. He has 30 years of experience in the healthcare field and 20 years as a leader in the medical device arena. Prior to that Carl has held executive positions for top global medical device and Fortune 500 companies. He recently served as President and CEO for the US Healthcare Division MedSurg for ITOCHU, a Japanese conglomerate, Vice President of Global Marketing for Stryker Spine, and President of Carl Zeiss Surgical, the market leader in optical digital solutions for Neurosurgery, Spine, Ophthalmology, ENT and Dentistry. His diverse responsibilities include global marketing, sales, manufacturing, leadership development, regulatory affairs, corporate quality systems and research and product development functions. Carl has worked to transform and grow his companies into leaders in their respective markets as well as establishing leadership platforms in Neurosurgery, Ophthalmology, Orthopedics-Spine, E.N.T. and Dentistry. Carl is also an advisor for the Chicago based private equity firm WaterStreet Healthcare, and GE Healthcare for their Interventional Neurosurgery Imaging Technologies. He received a bachelor's degree in Psychology and an M.B.A. from Mount St. Mary's College, Maryland.



LCDR Steve Roehrich, US Navy, Retired, ***Director*** – Steve is the president and CEO of READY ROOM, a privately-held conglomerate of light manufacturing companies. He is also the special advisor to top leaders at Fortune 500 companies and federal government departments. Prior to READY ROOM, Steve was corporate V.P. for Business Improvement at Johnson & Johnson (NYSE:JNJ). There, he led enterprise-wide business assessment, operational and financial performance reforms. Before JNJ, Steve was a corporate Senior V.P. with Revlon and served on its Executive Committee that focused on innovative products & technologies, and customers & trade channels. Prior to his career in the private sector, Steve had a 21-year career in the U.S. Navy where he was a U.S. Naval Aviator (4300 flight hours), a veteran of the Vietnam and Gulf War, aerial combat instructor and Mission Commander. Ashore, Steve managed a $3B U.S. Navy aviation program and returned to the U.S. Naval Academy where he was CFO, Director of Educational Resources and Vice-Chair of the Economics Department –where he was selected educator of the year. He also served as Senior Adviser (Under-Secretary rank) to 3 U.S. Veterans Affairs Cabinet Secretaries and sole, independent member of the V.A.'s Executive He was a U.S. Treasury Department Senior Adviser for business performance initiatives and on Vice President Gore's National Partnership for Reinventing Government. Steve's former board memberships include Kellogg Graduate School of Business Advisory Council and Wharton Business School's Industry Council.

Stan Yarbro, PhD, ***Director*** – Stan has extensive experience in market development of high technology solutions to a worldwide customer base. He recently retired as EVP of Worldwide Field Operations for Varian Semiconductor Equipment Associates, a position he had held since 2004. Prior to Varian, Dr. Yarbro served in various executive capacities at KLA-Tencor Corporation, in the semi-conductor industry. He currently serves on the boards of FSI International and Carbon Design Innovations. He previously served on the boards of Electrogas, Inc., and Molecular Imaging where he worked closely with the organizations to develop and improve sales and marketing strategies. He holds a Ph.D. in Analytical Chemistry from Georgia Institute of Technology, and a B.S. in Chemistry from Wake Forest University.

© 2016 Calmare Therapeutics Incorporated


CALMARE
Making pain-free a reality

We are the *missing piece* that improves the quality of life in chronic pain sufferers.

CALMARE THERAPEUTICS

Conrad Mir
President & CEO

+1 973.876.1774
cmir@calmaretherapeutics.com

www.calmaretherapeutics.com
www.calmarett.com

Thank you!

OTC:CTTC

© 2016 Calmare Therapeutics Incorporated